Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-2

No. of PMTs Since Issuance:         8
Distribution Date:          04/14/97
Payment Date:       04/15/97
Collection Period Beginning:         03/01/97
Collection Period Ending:           03/31/97
Note and Certificate Accrual Beginning:                03/17/97
Note and Certificate Accrual Ending:                  04/15/97


BOND SUMMARY:
Beginning Class A-1 Note Security Balance   $667,810,739.12
Beginning Class A-2 Note Security Balance   $52,240,000.00
Beginning Class A-3 Note Security Balance   $67,900,000.00
Beginning Class B     Note Security Balance  $49,370,000.00
Beginning Certificate Security Balance  $36,886,000.00
Beginning Overcollateralization Amount   $45,847,813.05
Beginning Class A-1 Adjusted Balance   $667,810,739.12
Beginning Class A-2 Adjusted Balance  $52,240,000.00
Beginning Class A-3 Adjusted Balance  $67,900,000.00
Beginning Class B    Adjusted Balance  $49,370,000.00
Beginning Certificate  Adjusted Balance $36,886,000.00
Beginning Overcollateralization Amount$45,847,813.05
Ending Class A-1 Note Security Balance   $651,058,079.15
Ending Class A-2 Note Security Balance  $52,240,000.00
Ending Class A-3 Note Security Balance   $67,900,000.00
Ending Class B    Note Security Balance  $49,370,000.00
Ending Certificate Security Balance  $36,886,000.00
Ending Overcollateralization Amount   $46,039,491.09
Ending Class A-1 Adjusted Balance   $651,058,079.15
Ending Class A-2 Adjusted Balance   $52,240,000.00
Ending Class A-3 Adjusted Balance     $67,900,000.00
Ending Class B    Adjusted Balance   $49,370,000.00
Ending Certificate  Adjusted Balance  $36,886,000.00
Ending Overcollateralization Amount    $46,039,491.09
Class A-1 Note Rate Capped at 13%        5.61%
Class A-2 Note Rate Capped at 15% 5.76%
Class A-3 Note Rate Capped at 15%     5.86%
Class B    Note Rate Capped at 15%     6.09%
Certificate Rate Capped at 16%           6.44%
Class A-1 Interest Due      $3,016,603.14
Class A-2 Interest Due        $242,288.39
Class A-3 Interest Due     $320,388.98
Class B Interest Due      $242,101.57
Certificate Yield  Due   $191,282.09
Class A-1 Interest Paid   $3,016,603.14
Class A-2 Interest Paid  $242,288.39
Class A-3 Interest Paid  $320,388.98
Class B Interest Paid    $242,101.57
Certificate Yield Paid    $191,282.09
Class A-1 Unpaid Interest        $0.00
Class A-2 Unpaid Interest         $0.00
Class A-3 Unpaid Interest       $0.00
Class B     Unpaid Interest       $0.00
Certificate Unpaid Yield    $0.00
Class A-1 Principal Paid    $16,752,659.97
Class A-2 Principal Paid         $0.00
Class A-3 Principal Paid         $0.00
Class B    Principal Paid        $0.00
Certificate    Principal Paid            $0.00
OC           Principal Paid      $0.00
Beginning Class A-1 Net Charge-Off    $0.00
Beginning Class A-2 Net Charge-Off       $0.00
Beginning Class A-3 Net Charge-Off      $0.00
Beginning Class B    Net Charge-Off     $0.00
Beginning Certificate Net Charge-Off       $0.00
Beginning OC Net Charge-Off         $0.00
Reversals Allocated to Class A-1      $0.00
Reversals Allocated to Class A-2     $0.00
Reversals Allocated to Class A-3   $0.00
Reversals Allocated to Class B             $0.00
Reversals Allocated to Certificates         $0.00
Reversals Allocated to OC  plus Accelerated Principal Payments
       $191,678.03
 Total Charge-Offs:         $0.00
Charge-Offs Allocated to Class A-1        $0.00
Charge-Offs Allocated to Class A-2    $0.00
Charge-Offs Allocated to Class A-3       $0.00
Charge-Offs Allocated to Class B     $0.00
Charge-Offs Allocated to Certificates     $0.00
Charge-Offs Allocated to OC       $0.00
Ending Class A-1 Net Charge-Off          $0.00
Ending Class A-2 Net Charge-Off          $0.00
Ending Class A-3 Net Charge-Off   $0.00
Ending Class B     Net Charge-Off   $0.00
Ending Certificate Net Charge-Off   $0.00
Ending OC Net Charge-Off     $0.00
Bond Balance Reconciliation (should equal $0.00)     ($0.00)
Certificate Balance/Participation Invested Amount (Beginning of Mo
            4.01%
Designated Certificate / Certificate Security (Balance Beginning o
        1.000000%
Designated Certificate  - Beginning of Month $368,860.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.0
           $0.00
Designated Certificate  - End of Month    $368,860.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
        $1,912.82
Designated Certificateholder Accelerated Principal Payments - Begi
   $1,443,813.05
Accelerated Principal Payment (Sec. 3.05 (vi))$191,678.03
Payments to Holder of Designated Certificate in respect to Acc. Pr
           $0.00
Designated Certificateholder Accelerated Principal Payments - Endi
   $1,635,491.09

Designated Certificateholder Holdback Amount (Beginning of Month)
   $44,404,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
           $0.00
Designated Certificateholder Holdback Amount (End of Month)
   $44,404,000.00
Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
           $0.00
Remaining Amounts to Issuer (Sec. 3.05 (x))    $1,143,474.89